Investor Presentation

November 2009

      Essex Rental Corp

Important Notice

This document does not constitute an offer to sell or a solicitation of an offer to buy any securities.  It is an outline of matters for discussion only.

Some of the statements in this presentation and other written and oral statements made from time to time by the Company and its representatives are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent and belief or current expectations of Essex and its management team and may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek", the negative of these terms or other comparable terminology.  Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements.  Important factors that could cause actual results to differ materially from Essex’s expectations include, without limitation, the continued ability of Essex to successfully execute its business plan, the possibility of a change in demand for the products and services that Essex provides (through its subsidiary, Essex Crane), intense competition which may require us to lower prices or offer more favorable terms of sale, our reliance on third party suppliers, our indebtedness which could limit our operational and financial flexibility, global economic factors including interest rates, general economic conditions, geopolitical events and regulatory changes, our dependence on our management team and key personnel, as well as other relevant risks detailed in our Annual Report on Form 10-K and subsequent periodic reports filed with the Securities and Exchange Commission and available on our website, www.essexcrane.com.  The factors listed here are not exhaustive.  Many of these uncertainties and risks are difficult to predict and beyond management’s control.  Forward-looking statements are not guarantees of future performance, results or events.  Essex assumes no obligation to update or supplement forward-looking information in this press release whether to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results or financial conditions, or otherwise.

This presentation contains unaudited non-GAAP financial measures, including Total EBITDA, and Rental EBITDA. Management believes that the presentation of these non-GAAP financial measures serves to enhance understanding of Essex’s individual operating and financial performance. These non-GAAP financial measures should be considered in addition to, but not as substitutes for, the most directly comparable U.S. GAAP measures. A reconciliation of Total EBITDA and Rental EBITDA to income from operations for the nine months ended September 30, 2009 can be found in Essex’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 4, 2009.

The historical 2004 financial information and data of Essex Crane contained in this presentation is unaudited and was prepared by Essex Crane as a private company prior to its acquisition by the Company, and may not conform to SEC regulation S-X.

We believe the non-Company information provided herein is reliable, as of the date hereof, but do not warrant its accuracy or completeness.  In preparing these materials, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources. Except as required by law, the Company, Essex and their respective directors, officers, employees, agents and consultants make no representation or warranty as to the accuracy or completeness of the non-Company information contained in this document, and take no responsibility under any circumstances for any loss or damage suffered as a result of any omission, inadequacy, or inaccuracy in this document.

Neither the Company nor Essex Crane guarantees the performance or return of capital from investments.

©2009 Essex Rental Corp.

Definitions

OLV: Orderly Liquidation Value as assessed by independent specialist equipment appraisers in
September 2009

Replacement Value: The cost required to replicate the current aggregate lifting tonnage of Essex’s fleet with crawlers being produced today

CAGR: Compound Annual Growth Rate

Rental EBITDA: Earnings Before Interest, Taxes, Depreciation and Amortization generated in the ordinary course of business, which does not include sales of equipment

Total EBITDA: Rental EBITDA + gain on sale of equipment

Free Cash Flow (“FCF”): Rental EBITDA – Maintenance Capital Expenditure – Interest Expense –
Taxes – Net Crane Investment

Net Crane Investment: Equipment Purchases – Equipment Sales

Note: The historical 2004 financial information and data of Essex Crane contained in this presentation is unaudited and was prepared by Essex Crane as a private company prior to its acquisition by the Company, and may not conform to SEC regulation S-X.

|  4

Introduction

1

Introduction to Essex

Notes:

(1)

Source: International Crane and Specialized Transport, June 2009

(2)

As assessed by independent specialist equipment appraisers in September 2009

(3)

Essex management estimates

Essex owns one of the largest rental fleet of heavy lift crawler cranes in
North America(1)

>350 cranes and attachments, OLV and estimated Replacement Value of > $260 million(2) and > $450 million(3) respectively

#1 North American “bare” crawler crane rental company(1)

50-year operating history

Majority of revenue is derived from infrastructure-related projects, which
Essex believes benefit from powerful secular trends

Bridge and road construction, power, water treatment, refineries, alternative energy and other infrastructure-related projects comprise majority of revenues

Historically, 40% of revenues generated from public works projects(3)

35% of revenues generated from repair and maintenance projects(3)

Exposure to residential and light commercial construction is minimal

Revenue generated from:

“Bare” (non-Essex operated) crane and attachment rental

Rental contracts are typically 6-18 months

Customers are responsible for most repair and maintenance during lease, which minimizes Essex’s maintenance capital expenditures

Investment Highlights

Strong long-term secular trend

Attractive business characteristics

Over 90% of revenue generated from infrastructure and energy-related projects

Investment in infrastructure by government stimulus program is expected to be an indirect driver affecting future crawler crane rates in the US

Product substitution risk is believed to be minimal

Market leader in heavy lift segment(1)

Well balanced target market (diversity of industries, customers served and geographic scope)

Fleet size and equipment mix provide competitive advantage

Simple business model – low operational risk and attractive margins

Low relative cost position versus Replacement Value or OLV

Assets have 30-50 year economic lives, limited technological obsolescence risk and require minimal maintenance capital expenditures; proven history of maintaining market resale value

Notes:

(1)

Source: International Crane and Specialized Transport June 2009

Strong free cash flow and good return model

   Strong free cash flow model

   Excess cash flow will be used to pay down debt and to repurchase shares and warrants

   Limited maintenance capital expenditures (estimated $2-3 million per year)

   Return on capital versus return of capital economic model

$100
$40
$20
$0
Revenue CAGR = 28.2%
2004
2007

$50
$40
$30
$20
$10
$0
Total EBITDA CAGR = 48.3%
$16.7
$40.2
$2.9
$3.0
$6.0
$3.5
$8.2
$13.8
$26.0
$32.1
$36.4
$31.2
$15.8
2004
2005
2006
2007
Rental EBITDA
Public Company Expense
Gain on Sale of Equipment

($ millions)

Rental Revenues(2)

Annual Summary Financial
Information

($ millions)

Total EBITDA

Notes:

1.

Source: Essex Crane and Essex audited  (2005-2008) and unaudited (2004, 9M’08 and 9M’09) financials.

2.

Rental Revenue includes revenue from rentals, repairs & maintenance, and transportation services but excludes used rental equipment sales.

3.

2008 Total EBITDA of $40.2 million is after $2.2 million of public company expenses and one time expenses of $5.2 million associated with Essex Rental Corp’s
(formerly Hyde Park Acquisition Corp.) acquisition of Essex Crane Rental Corp. and excludes the impact of the $23.9 million goodwill impairment charge recorded in the fourth quarter of 2008.

4.

9M’09 Total EBITDA was reduced by $2.0 million of public company expenses.

5.

The historical 2004 financial information and data of Essex Crane contained in this presentation is unaudited and was prepared by Essex Crane as a private company prior to its acquisition by the Company, and may not conform to SEC regulation S-X.

$34.7

$16.6

(4)

(3)

$28.5

$38.6

$55.7

$64.5

$76.9

$57.5

$36.9

Hospital Equipment
Roller
Excavator
Scissor Lift
Boom Lift
Van Trailers
Forklift Crane 586 G
Tractor Loader
Skidsteer Loader
Forklifr crane Skytrak
Backhoe
All terrain cranes
Scotsman rental equip. (Europe)
Mobile Ministorage units (wood)
Scotsman rental equip. (N.America)
Mobile Ministorage units (steel)
ESSEX Crawler Crane
-22%
-14%
-14%
-12%
-11%
-11%
-11%
-11%
-11%
-11%
-10%
-6%
-5%
-3%
-3%
-2%
-1%

Residual value (%)

Return on Capital vs. Return of
Capital

Notes:

1.

Asset depreciation represents equipment market value depreciation

2.

Annual Depreciation % = (1 – Residual Value %) / Lifespan.

3.

Source: Oliver Wyman Essex Crane Assessment

Asset Depreciation (1) Benchmark: Residual Value vs. Lifespan

Asset Depreciation (1) Benchmark: Annual Depreciation %(2)

Crawler cranes stand out from other equipment types due to their superior lifespan and residual value characteristics

Rental Lifespan (years)

Van trailers

Boom Lift

Scissor Lift

Roller

Backhoe

Tractor Loader

Forklift Crane

Excavator

Skidsteer Loader

Hospital

equipment

Mobile Mini

storage units

(steel)

Scotsman rental

equipment (North

America)

Mobile Mini

storage units

(wood)

Scotsman rental

equipment

(Europe)

All terrain cranes

ESSEX

Crawler Crane

0%

10%

20%

30%

40%

50%

60%

70%

80%

90%

0

5

10

15

20

25

30

35

|  9

Heavy Crane Rental
Industry

2

U.S. Heavy Crane Rental Industry
Segments

Notes:

1.

Source: Manufacturer reports and Essex management estimates

2.

Crawler crane prices reflect models in Essex’s heavy-lift niche. Light and super heavy-lift crawler cranes can range from $0.5 million to over $5 million

Crane Type

Crawler

All Terrain (ATs)

Rough Terrain (RTs)

Tower

Truck

Max. Lift Cap. (tons)

1,500

600

130

80

150

Max. Reach Cap. (ft.)

700

400

250

350

250

Price New ($ ‘000)

$800 - $2,500 (2)

$500 - $3,000

$250 - $1,000

$300 - $1,000

$300 - $800

Avg. Life (years)

50+

15+

15+

30+

15+

Rental Duration

Long-term

Short-term

Short-term

Long-term

Short-term

Key End Markets

Highways, large
bridges, railroads

Public infrastructure
(stadiums, garages)

Power generation

Sewer / water
treatment

Petrochemicals

Industrial / marine

Petrochemical
maintenance

Railroads

Highways

Office Towers

Apartments

Condominiums

Other Commercial &
Residential

Secondary type
used in variety of
markets including
sewer / water
treatment,
petrochemicals
maintenance and
public infrastructure
projects

Condominiums

Other Residential

Nuclear power

Sewer / water
treatment

High rise (>10 story)

Office Towers

Condominiums

Apartment Buildings

Railroads

Highways

Condominiums

Apartment Buildings

Other Residential

Crawlers typically service infrastructure projects, are non-substitutable and are often rented for longer periods than other crane classes

Comparison of Major Crane Types in the North American Market(1)

|  11

Company Overview

3

Company Highlights

Head Office

Service Center

Equipment Storage Yard

Satellite Service Center

Key Attributes

Simple business model: bare
(un-manned) rentals

Highly predictable: 6-18 month
contracts

Assets have 30-50 year
economic lives and limited
technological obsolescence risk

Well balanced target market
(industries and customers served
and geography)

Assets have a proven history of
maintaining secondary market re-
sale value

Essex’s Competition

Notes:

1.

Source: International Cranes and Specialized Transport, June 2009

2.

Bolded companies represent family owned and operated crawler crane rental companies

3.

Crawler equipment includes all cranes and attachments

4.

Essex management estimate of primary geographic presence (SE=Southeast; NE=Northeast)

5.

Essex management estimate of number of Lampson crawler equipment in North America

Top 10 North American Based Crawler Crane Fleets(1)

Name(2)

Crawler
Equipment (3)

Region (4)

1

ALL Erection & Crane
Rental

457

National

2

Essex Crane Rental Corp.

376

National

3

Lampson International

  285(5)

National

4

Maxim Crane Works

293

National

5

Amquip Corp.

127

East

6

M.D. Moody Sons Inc.

125 (Est.)

SE

7

J.F. Lomma

65

NE

8

Ray Anthony
International

55

National

9

Buckner Heavy Lift
Cranes

53

NE

10

Biggie Crane Service

52

West

The crawler crane industry is fragmented:

Essex is the largest player in the bare crawler crane
rental industry owning a large share of the crawler
cranes in excess of 100 ton lifting capacity in the U.S.

Numerous acquisition opportunities of companies in the
top 10 of the crawler crane industry, both national and
regional players

Many competitors are focused on smaller lifting equipment
and therefore are more closely tied to residential and
commercial construction cycles

Minimal competition with general equipment rental
companies (e.g. United Rentals, H&E Equipment Rentals)

Management believes a new market entrant would face a
significant competitive economic disadvantage given the
cost of replicating Essex’s fleet, which is estimated to equal in excess of $450 million.

$215 million purchase price versus estimated at more
than $450 million cost to replicate fleet with new
equipment

$24,000
$20,000
$16,000
$12,000
$8,000
$4,000
$0
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08
Jan-09

Utilization Rates (hrs) %
Number of Cranes
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%

Essex Rental Fleet

Essex operates a fleet of >350 cranes and attachments

Fleet diversified by lift capacity

Status as large customer provides preferential pricing and lead-
time arrangements with crane manufacturers

Manitowoc and Liebherr cranes represent 100% of fleet by units

Average lifting capacity has increased from 177 tons in 2003 to presently 250 tons as a result of Essex’s fleet re-positioning strategy

Consistently rebalancing fleet mix:

Focus on acquiring heavier tonnage cranes and selling older, lighter tonnage models

For nine months ended 9/30/09:

Sold 12 cranes to overseas concerns or domestic fixed
operators, with average lifting capacity of 163 tons

Took delivery of 10 new larger lifting capacity cranes with
average lifting capacity of 330 tons

Management believes heavier cranes are in shorter supply and in higher demand than lighter cranes, which has translated into a more favorable pricing dynamic and higher utilization rates

Heavier lift capacity cranes exist in smaller quantities in the marketplace and with fewer suppliers.  Management believes
there will be a growth in demand for these cranes in the future and that the tighter supply and growth opportunities will produce higher revenue and margins (returns)

Rental rate increases expected to follow increased utilization rates

Average Monthly Rental Rates for Essex Fleet(1)

Notes:

1.

Source: Essex

2.

Based on “hits” method utilization

Fleet Utilization and Size(1)(2)

essex

hdex
120
100
80
60
40
20
-
2000
2001
2002
2003
2004
2005
2006
2007
2008

Stable Underlying Asset Value

Note: Line represents the annual OLV of a representative static group of Essex cranes as a % of their OLV in April 2000

Extended usable lives of up to 50 years

Average fleet age of 16 years(1)

Current OLV in excess of $260 million

Approximately $177 million invested in crawler fleet
since 1995

Estimated Replacement Value of fleet is in excess of
$450 million(2)

Management believes fleet has retained value due
to a number of factors:

Substantial initial investment

High structural steel content

Replaceable components

Low duty-cycle

Enduring technology

Essex investment and maintenance expertise

Strong global demand

Fleet sales have averaged 100% of OLV from 2000
through December 2008(3) and have averaged over
115% of OLV in 2009

Notes:

1.

Represents an OLV-weighted average age of the entire crane fleet

2.

Essex management estimates

3.

Source: Essex

Essex Crane Fleet OLV Index(3)

Less than 2% economic
depreciation per annum

1990 – 2015 N.A Total Construction, excluding residential ($billions)

Includes Chemicals, Petroleum Refining, Utilities, Electronics, Communications, Transportation and Food Processing
Key Essex Sectors
Historical
Forecast
Driven by SAFETEA-LU bill and other infrastructure-related projects
Industrial
Office
Infrastructure
Commercial
Institutional
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014

Essex End Market Overview

Source: Oliver Wyman Essex Crane
Assessment

Despite overall weakness in the infrastructure &
construction markets in the first nine months of
2009, Essex has begun to see an increase in
bookings & expects to see a slow recovery starting
early 2010.  Demand drivers include:

American Recovery & Reinvestment Act (Federal
Stimulus Plan) expected to fund increased
building activity in many of Essex’ end markets

$50 billion allocated for transportation related
projects such as heavy highway work and
large bridge construction

$244.1 billion SAFETEA-LU bill and renewed
focus on US bridge system positive for
transportation infrastructure

A significantly larger highway bill is under
consideration in Congress

Growing push for new nuclear power facilities

New Orleans levee contracts currently being
awarded

Upgrade of existing national infrastructure –
power and water utilities

Pipeline of social infrastructure projects – i.e.
municipalities building convention / stadium
facilities

0

200

400

600

800

1,000

1,200

1,400

Transportation
Industrial / Marine
Power
Petrochemicals
Sewer & Water
General Building
Other

Transportation
General Building
Leases
Petrochemicals
Other
Power
Sewer & Water
Industrial / Marine

Essex’s End Markets

Essex 2002 Rental Revenues by End Market

Less exposure to power,
greater diversification

Industrial / Marine (33%)

Industrial Facilities

Factories

Petrochemicals (22%)

Chemical Plants

Petrochemical
Plants

General Building (6%)

Hospitals

Stadiums

Power (18%)

Power Plants

Wind Power

Transportation (14%)

Road construction

Bridge construction

Sewer & Water (1%)

Sewers

Water Treatment

Essex 2009 Rental Revenues by End Market

Growth Opportunities

Leverage extensive relationships and success in selling used equipment at premium prices

Provide “one stop shop” model: rent to own or try before you buy

Expand used equipment sales by purchasing used crawlers for refurbishment and sale

Management believes its relationships with international manufacturers and market players provide additional equipment purchasing and used equipment sales opportunities

Distribution of New and Used Equipment

Organic Growth

Expected longer term growth in demand for heavy lifting equipment driving increases in rental and utilization rates

Updating fleet with heavier tonnage cranes and replacing older, lighter, less utilized equipment

Purchasing power benefits from crane manufacturer relationships

Equipment purchases of new heavier lift equipment of $53 million the last three years are expected to drive growth in 2010

Expanding customer base to take advantage of future infrastructure projects

Acquisitions / Consolidation

The fragmented rental industry is expected to consolidate

Many competitors are family owned and management expects a number of these to become available over time

Further diversification would enable expansion of current national footprint to markets in the Northeast and the West

|  19

Summary Financial
Information and
Valuation

4

Summary Financial Information

Notes:

1.

Source: Essex

2.

Total Rental Related Revenues excludes used rental equipment sales.

3.

2008 financial information includes $5.2 million of one-time non-recurring transaction costs incurred related to Essex Rental Corp’s (formerly Hyde Park Acquisition Corp.)
acquisition of Essex Crane Rental.

4.

Based on “hits” method utilization.

5.

The historical 2004 financial information and data of Essex Crane contained in this presentation is unaudited and was prepared by Essex Crane as a private company prior to its acquisition by the Company, and may not conform to SEC regulation S-X.

6.

2008 financial information excludes the impact of the $23.9 million goodwill impairment charge recorded in the fourth quarter of 2008.

December 31 Year End

      Historical Unaudited

                           Historical Audited

Unaudited

(USD $000's)

2004 (5)

2005

2006

2007

2008 (6)

9M'09

Total Rental Related Revenues (2)

$28,524

$38,583

$55,659

$64,532

$76,888

$36,922

Operating Expenses

(13,170)

(17,183)

(20,960)

(23,322)

(27,789)

(12,377)

Gross Profit

15,354

21,400

34,699

41,210

54,099

24,545

SG&A

(7,123)

(7,585)

(8,732)

(9,112)

(12,498)

(8,712)

One-time Transaction Costs (3)

-

-

-

-

(5,200)

-

Rental EBITDA

8,231

13,815

25,967

32,098

36,401

15,834

Rental EBITDA Margin (%)

28.9%

35.8%

46.7%

49.7%

47.3%

42.9%

Gain On Sale of Equipment

1,608

2,879

3,007

6,049

3,814

780

Total EBITDA

9,839

16,694

28,974

38,147

40,215

16,614

Equipment Sale Proceeds

5,454

7,841

5,980

13,233

8,440

6,074

Revenue + Equipment Sale Proceeds

33,978

46,424

61,639

77,765

85,328

42,996

Total EBITDA Margin %

29.0%

36.0%

47.0%

49.1%

47.1%

38.6%

Maintenance Capital Expenditure

(339)

(518)

(512)

(724)

(2,375)

(625)

Discretionary Crane Investment

(383)

(5,875)

(6,004)

(18,784)

(21,153)

(14,406)

Average Fleet Utilization Rate (4)

45.7%

57.8%

72.6%

76.3%

77.0%

51.4%

Average Monthly Rental Rate ($000's)

$11.3

$12.4

$13.8

$16.3

$21.4

$21.7

Valuation Snapshot

Debt outstanding (9/30/09): $133.3 million

$190 million facility size

5-year facility

Libor plus 225

2 financial covenants (only become effective if availability is below
$20 million)

14.1 million shares outstanding and 13.5 million warrants exercisable at $5.00 per share through March 2011

Accumulated tax loss of $45.0 million, which has a present value of approximately $16.9 million(1) (estimated present value of cash tax saved of approximately $6.8 million(2))

(1) Discount rate of 15% used to calculate present value of accumulated tax loss.

(2) Assumes use of accumulated tax loss over a seven-year period.

Public Company Trading and Transaction Multiples (LTM EV/Total EBITDA)

Rental Asset Life and EBITDA
Multiple Comparison

Rental Equipment Useful Life

Source: Company filings, industry research

Notes: Data as of 9/04/08; Essex Transaction multiple calculated using LTM 9/30/08 EBITDA

0 Years            5 Years              10 Years             15 Years               20 Years           25 Years            30 Years                          50 Years

Mean 6.7x

Transaction EBITDA Multiples              Trading EBITDA Multiples         Essex Transaction Total EBITDA Multiple

       2009 Goals & 2010 Outlook

Focus on paying down debt in 2009 and continuation of share and warrant repurchase plan using after tax free cash flow

Continue to sell older, lower-lift capacity cranes into used crane market

Sell at significant premium to orderly liquidation value and reinvest proceeds into larger, higher capacity cranes

Proactive cost cutting program

Reduced salaries, head count, eliminated discretionary expenses wherever possible, decreased use of 3 rd party vendors, and reduced overtime and associated expenses

Annualized savings of $5 million

Starting early 2010, the Company expects to benefit from Federal Stimulus Bill funded projects, that include highway and heavy bridge construction, civil works programs, water and waste water treatment, and alternative energy projects

Investment Summary

Market leader with a long industry heritage able to leverage scale

Committed management team; management and Board of Directors represent ownership in excess of 50% of common shares outstanding

Strong free cash flow generation characteristics

Exposure to growing infrastructure-related end markets

Numerous organic and strategic growth opportunities

Attractive, flexible and committed debt facilities

Essex is considered to be an attractive investment opportunity for the following reasons: